Provision for decommissioning costs	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Provision for decommissioning costs
20.	Provision for decommissioning costs

Non-current liabilities	Jan-Dec/2019	Jan-Dec/2018
Opening balance	15,133	14,143
Adjustment to provision	5,642	4,129
Transfers related to liabilities held for sale (*)	(3,071)	(1,221)
Payments made	(502)	(481)
Interest accrued	699	649
Others	3	51
Cumulative translation adjustment	(444)	(2,137)

Closing balance	17,460	15,133

(*)	In 2018, it includes transfer to held for sale related to Campos basin (US$ 850); Potiguar basin (US$ 70) and Lapa field (US$ 11), as set out in note 7.
The estimates for abandonment and dismantling of oil and natural gas producing properties are revised annually at December 31 along with the annual process of oil and gas reserves certification and whenever an indication of significant change in the assumptions used in the estimates occurs.
In 2019, the adjustment to this provision in the amount of US$ 5,642 primarily reflects (i) anticipation of timing of abandonments in some projects, (ii) reduction in the risk-adjusted discount rate from 5.17% p.a. in 2018 to 4.22% p.a. in 2019, due to the decrease in the country risk; and (iii) the revision of estimates of wells and equipment costs and the decrease in the average-term of abandonment of some producing fields.
20.1. Accounting policy for decommissioning costs
Decommissioning costs are future obligations to perform environmental restoration, dismantle and remove a facility when the Company terminates its operations due to the exhaustion of the area or economic feasibility. Its most significant asset removal obligations involve removal and disposal of offshore oil and gas production facilities in Brazil and abroad. The Company recognizes these obligations at present value of the expected future cash outflows, using a risk-free discount rate, adjusted to the Company’s credit risk. Due to the long periods until the abandonment date, variations in the discount rate can cause large variations in the recognized amount.
These estimates require performing complex calculations that involve significant judgment since: i) the obligations are long-term; ii)the contracts and regulations contain subjective definitions of the removal and remediation practices and criteria involved when the events actually occur; and iii) asset removal technologies and costs are constantly changing, along with regulations, environmental, safety and public relations considerations.

The Company is constantly conducting studies to incorporate technologies and procedures to optimize the process of abandonment, considering industry best practices. However, the timing and amounts of future cash flows are subject to significant uncertainty.
The estimates of decommissioning costs are reviewed annually based on current information on expected costs and recovery plans. When the revision of the estimates results in an increase in the provision for decommissioning costs, there is a corresponding increase in assets. Otherwise, when there is a decrease in the provision, there is a corresponding reduction in assets, without exceeding its book value. Any excess portion is immediately recognized in the statement of income within other expenses.